Income Taxes	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Note 8 - Income Taxes

When it is more likely than not that a tax asset cannot be realized through future taxable income, we must establish a valuation allowance against this future tax benefit. We provided a full valuation allowance on our net deferred tax asset, consisting of net operating loss carryforwards, because management has determined we have no objectively verifiable evidence to support realization of the deferred tax assets during the carryforward periods. As of December 31, 2014 and 2013, we had net operating loss carryforwards of $8,522,831 and $3,502,611, respectively, expiring beginning in 2031.

The components of our deferred tax asset are as follows:

	December 31,
	2014	2013
Net operating loss carryforwards	$3,034,310	$1,215,458
Valuation allowance	(3,034,310)	(1,215,458)
Deferred tax asset	$--	$--

A reconciliation of income taxes computed at the statutory rate to the income tax amount recorded is as follows:

	Year ended December 31,
	2014	2013
Tax at statutory rate (35%)	$1,818,852	$706,472
Increase in valuation allowance	(1,818,852)	(706,472)
Income tax benefit	$--	$--

We had no gross unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in future periods. We have not accrued any interest or penalties associated with income taxes. We file income tax returns in the United States federal jurisdiction. With few exceptions, we are no longer subject to U.S. federal, state or non-U.S. income tax examination by tax authorities on tax returns filed before January 31, 2008. No tax returns are currently under examination by any tax authorities.